UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 23, 2019
Date of Report (date of earliest event reported)

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Franchise Group, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-35588 (Commission File Number)	27-3561876 (IRS Employer Identification No.)

1716 Corporate Landing Parkway
Virginia Beach, Virginia 23454
(Address of Principal Executive Offices) (ZIP Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sears Outlet Credit Facility

On October 23, 2019, Franchise Group Newco S, LLC, a Delaware limited liability company (“Newco S” or the “Sears Outlet Borrower”) and an indirect subsidiary of Franchise Group, Inc. (f/k/a Liberty Tax, Inc.), a Delaware corporation (the “Company”), Franchise Group Intermediate S, LLC (“Intermediate S”), the subsidiaries of Intermediate S, Franchise Group Intermediate Holdco, LLC, Franchise Group New Holdco, LLC and Franchise Group Intermediate L, LLC entered into a Credit Agreement (the “Sears Outlet Credit Agreement”) with various lenders from time to time party thereto (the “Sears Outlet Lenders”) and Guggenheim Credit Services, LLC, as administrative agent and as collateral agent (“Sears Outlet Agent”). The Sears Outlet Credit Agreement provides for a $105.0 million first priority senior secured term loan (the “Sears Outlet Term Loan”) to be made by the Sears Outlet Lenders to the Sears Outlet Borrower. The Sears Outlet Borrower’s obligations under the Sears Outlet Credit Agreement are guaranteed by Intermediate S, the subsidiaries of Intermediate S, Franchise Group Intermediate Holdco, LLC, Franchise Group New Holdco, LLC, and Franchise Group Intermediate L, LLC (collectively, the “Sears Outlet Guarantors”), and are required to be guaranteed by each of Intermediate S’s direct and indirect subsidiaries that may be formed or acquired after the date of the Sears Outlet Credit Agreement. The obligations of the Sears Outlet Borrower under the Sears Outlet Credit Agreement are secured on a first priority basis by substantially all of the assets of the Sears Outlet Borrower and the Sears Outlet Guarantors, and are required to be secured by each of Intermediate S’s direct and indirect subsidiaries that may be formed or acquired after the date of the Sears Outlet Credit Agreement. The proceeds of the Sears Outlet Term Loan have been or will be used to consummate the Acquisition (as defined below), to prepay certain existing indebtedness of certain of the Sears Outlet Guarantors and for general corporate purposes.

The Sears Outlet Term Loan will mature on October 23, 2023. The Sears Outlet Term Loan will, at the option of the Sears Outlet Borrower, bear interest at either (i) a rate per annum based on LIBOR for an interest period of one, two, three or six months, plus an interest rate margin of 6.5% (a “LIBOR Loan”) with a 1.50% LIBOR floor, or (ii) an alternate base rate determined as provided in the Sears Outlet Credit Agreement, plus an interest rate margin of 5.5% (an “ABR Loan”) with a 2.50% alternate base rate floor. Interest on LIBOR Loans is payable in arrears at the end of each applicable interest period (and, with respect to a six-month interest period, three months after commencement of the interest period), and interest on ABR Loans is payable in arrears on the first day of each fiscal quarter.

The Sears Outlet Borrower is required to repay the Sears Outlet Term Loan in equal quarterly installments of $2,500,000 on the first day of each fiscal quarter, commencing on April 1, 2020. The Sears Outlet Borrower is required to prepay the Sears Outlet Term Loan with 75% of consolidated excess cash flow on an annual basis and with the net cash proceeds of certain other customary events. All repayments or prepayments (whether voluntary or mandatory) of the Sears Outlet Term Loan are subject to an exit fee of 1.0%. The Sears Outlet Borrower may also be required to pay LIBOR breakage and redeployment costs in certain limited circumstances.

The Sears Outlet Credit Agreement and the Sears Outlet Security Agreement (as defined below) include customary affirmative, negative, and financial covenants binding on the Sears Outlet Borrower, each of its subsidiaries, and, other than with respect to the financial covenants, Intermediate S (collectively, the “Sears Outlet Loan Parties”), including delivery of financial statements and other reports. The negative covenants limit the ability of the Sears Outlet Loan Parties, among other things, to incur debt, incur liens, make investments, sell assets, pay dividends on its capital stock and enter into transactions with affiliates. The financial covenants set forth in the Sears Outlet Credit Agreement include a maximum consolidated total leverage ratio (net of certain cash), a minimum consolidated fixed charge coverage ratio, a minimum consolidated liquidity requirement and a minimum borrowing base ratio, in each case with respect to the Sears Outlet Borrower and each of its subsidiaries, to be tested, as to the borrowing base ratio, at the end of each month, and as to the other financial covenants, at the end of each fiscal quarter. In addition, the Sears Outlet Credit Agreement includes customary events of default, the occurrence of which may require that the Sears Outlet Borrower pay an additional 2.0% interest on the Sears Outlet Term Loan. The Sears Outlet Credit Agreement and the Sears Outlet Parent Guaranty and Collateral Agreement (as defined below) include certain passive holding company covenants and covenants relating to collateral binding on Franchise Group Intermediate Holdco, LLC, Franchise Group New Holdco, LLC, and Franchise Group Intermediate L, LLC (the “Sears Outlet Intermediate Guarantors”).

The foregoing descriptions are subject to, and qualified in their entirety by, the full text of each of the Sears Outlet Credit Agreement, the Security Agreement, dated as of October 23, 2019 (the “Sears Outlet Security Agreement”), by and among the Sears Outlet Loan Parties, as grantors, in favor of Sears Outlet Agent, and the Parent Guaranty and Collateral Agreement, dated as of October 23, 2019 (the “Sears Outlet Parent Guaranty and Collateral Agreement”), by and among the Sears Outlet Intermediate Guarantors, as grantors and guarantors, in favor of Sears Outlet Agent, which are incorporated herein by reference to Exhibits 10.1 – 10.3, respectively.

Sears Outlet Equity Financing

In addition, on October 23, 2019, immediately prior to the Closing (as defined below), Stefac LP, a Delaware limited partnership and an affiliate of Vintage Capital Management, LLC (“Vintage”), Brian R. Kahn and Lauren Kahn, as tenants by the entirety, and B. Riley FBR, Inc. (collectively, the “Investors”) provided the Company with an aggregate $40 million of equity financing in order to partially fund the Acquisition, in cash by wire transfer of immediately available funds, through the purchase of shares of common stock of the Company at $12.00 per share (collectively, the “Equity Financing”) pursuant to certain subscription agreements (each, a “Subscription Agreement”) entered into by each Investor with the Company. The foregoing summary is subject to, and qualified in its entirety by, the full text of the Subscription Agreements, which are incorporated herein by reference to Exhibits 10.4 - 10.6 to this Current Report on Form 8-K.

Amendment No. 2 to Registration Rights Agreement

In connection with the Equity Financing, on October 23, 2019, the Company entered into an Amendment No. 2 (the “RRA Amendment”), by and among the Company and the investors listed on Schedule 1 thereto, to that certain Registration Rights Agreement, dated July 10, 2019, as amended by that certain Amendment No. 1 on September 30, 2019 (as amended, the “Registration Rights Agreement”). Pursuant to the terms and conditions of the RRA Amendment, (i) Schedule 1(A) of the Registration Rights Agreement was amended to add the Investors as parties thereto, (ii) the Investors were granted certain registration rights under the Registration Rights Agreement applicable to the shares of the Company’s common stock issued to such Investors in connection with the Equity Financing and (iii) the date by which the Company is required under the Registration Rights Agreement to file with the U.S. Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-1 (or Form S-3 if the Company is eligible to use Form S-3 at such time) for purposes of registering certain shares of the Company’s common stock held by certain of the parties thereto was extended. The foregoing summary of the RRA Amendment is subject to, and qualified in its entirety by, the full text of the RRA Amendment, which is incorporated herein by reference to Exhibit 10.7 to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of Sears Outlet Business

On October 23, 2019, the Company completed its acquisition (which was previously announced in the Company’s Current Report on Form 8-K filed by the Company with the SEC on August 28, 2019) of the Sears Outlet segment and Buddy’s Home Furnishing Stores businesses, each as described in SHOS’s annual report on Form 10-K for the fiscal year ended February 2, 2019 (collectively, the “Business”) of Sears Hometown and Outlet Stores, Inc., a Delaware corporation (“SHOS”), pursuant to the terms of the Equity and Asset Purchase Agreement (the “Purchase Agreement”), dated as of August 27, 2019, by and among SHOS, Newco S and the Company (solely for the purposes of Section 10.17 thereto, pursuant to which the Company guaranteed, among other things, the performance of Newco S’s obligations and the payment of amounts due to SHOS under the Purchase Agreement up to and including the closing of the Acquisition (the “Closing”), in addition to agreeing to fund a certain equity contribution to Newco S in order to consummate the Acquisition). At the Closing, pursuant to the Purchase Agreement, Newco S acquired the Business from SHOS (the “Acquisition”) through the purchase of certain assets and the assumption of certain liabilities, as well as the acquisition of the equity interests of certain subsidiaries of SHOS, in each case primarily used in or related to the Business, and the Company’s guarantee obligations under the Purchase Agreement terminated. Pursuant to the terms of the Purchase Agreement, Newco S paid SHOS an aggregate purchase price, after giving effect to a customary working capital adjustment, of $119,960,000 in cash. In addition, Newco has paid on SHOS’s behalf or reimbursed SHOS for approximately $11.34 million in the aggregate for certain transaction expenses and employee payments and insurance costs incurred by SHOS in connection with the Acquisition and certain amounts payable by SHOS in connection with the acquisition of SHOS by Transform Holdco LLC, a Delaware limited liability company (“Transform”), pursuant to the Agreement and Plan of Merger, dated as of June 1, 2019 and amended and supplemented on August 27, 2019, by and among SHOS, Transform and Transform Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Transform.

The foregoing summary of the Purchase Agreement, the Acquisition and the other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by the Company with the SEC on August 28, 2019.

To the extent required, the information set forth in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required, the information set forth in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

Press Release

On October 23, 2019, the Company issued a press release announcing, among other things, the consummation of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Sale of Sears Outlet Stores

On October 23, 2019, Newco S entered into an asset purchase agreement (the “Sears Outlet Asset Purchase Agreement”) with A Team Sales, LLC (“A Team”), pursuant to which Newco S sold five Sears Outlet stores to A Team (the “Sears Outlet Asset Sale”). The Sears Outlet Asset Sale was completed on October 23, 2019 immediately following the Acquisition. In connection with the Sears Outlet Asset Sale, Newco S caused, in accordance with the terms of the Sears Outlet Asset Purchase Agreement, all of the assets to be acquired by and contributed and assigned to, and all of the liabilities to be assumed and accepted by, A Team. Newco S received an aggregate of $15 million of consideration in connection with the Sears Outlet Asset Sale.

Sale of Buddy’s Home Furnishings Stores

On October 23, 2019, Leasing Operations, LLC (“Leasing Operations”), a wholly-owned direct subsidiary of Newco as of immediately following the Acquisition, entered into an asset purchase agreement (the “Buddy’s Asset Purchase Agreement”) with EightSixThree RTO, LLC (“863 RTO”), pursuant to which Leasing Operations sold nine Buddy’s Home Furnishings stores to 863 RTO (the “Buddy’s Asset Sale”). The Buddy’s Asset Sale was completed on October 23, 2019 immediately following the Acquisition. In connection with the Buddy’s Asset Sale, Leasing Operations caused, in accordance with the terms of the Buddy’s Asset Purchase Agreement, all of the assets to be acquired by and contributed and assigned to, and all of the liabilities to be assumed and accepted by, 863 RTO. Leasing Operations received a nominal amount of consideration in connection with the Buddy’s Asset Sale and pursuant to the Buddy’s Asset Purchase Agreement and certain franchise agreements, 863 RTO agreed to (i) assume certain obligations and liabilities in connection with the Buddy’s Asset Sale (including responsibility for paying the operating costs and expenses of the nine Buddy’s Home Furnishings stores) and (ii) invest certain additional amounts to develop such stores.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this item with respect to the Acquisition will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by this item with respect to the Acquisition will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(c) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

2.1	Equity and Asset Purchase Agreement, dated as of August 27, 2019, by and between Sears Hometown Outlet Stores, Inc., Franchise Group Newco S, LLC and solely for purposes of Section 10.17 thereto, Franchise Group, Inc. (f/k/a Liberty Tax, Inc.) (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on August 28, 2019).
10.1	Credit Agreement, dated as of October 23, 2019, by and among Franchise Group Intermediate S, LLC, Franchise Group Newco S, LLC, each of its subsidiaries named therein, Franchise Group Intermediate Holdco, LLC, Franchise Group New Holdco, LLC, Franchise Group Intermediate L, LLC, the lenders named therein and Guggenheim Credit Services, LLC, as administrative agent and collateral agent.
10.2	Security Agreement, dated as of October 23, 2019, by and among Franchise Group Intermediate S, LLC, Franchise Group Newco S, LLC, each of its subsidiaries named therein and Guggenheim Credit Services, LLC.
10.3	Parent Guaranty and Collateral Agreement, dated as of October 23, 2019, among Franchise Group Intermediate Holdco, LLC, Franchise Group New Holdco, LLC, Franchise Group Intermediate L, LLC and Guggenheim Credit Services, LLC.
10.4	Subscription Agreement, dated as of October 23, 2019, by and between Franchise Group, Inc. and Stefac LP.
10.5	Subscription Agreement, dated as of October 23, 2019, by and between Franchise Group, Inc. and B. Riley FBR, Inc.
10.6	Subscription Agreement, dated as of October 23, 2019, by and between Franchise Group, Inc. and Brian R. Kahn and Lauren Kahn, as tenants by the entirety.
10.7	Amendment No. 2 to Registration Rights Agreement, dated as of October 23, 2019, by and among Franchise Group, Inc., Tributum, L.P., Samjor Family LP, Vintage RTO, L.P., Vintage Capital Management, LLC and Vintage Tributum, LP.
99.1	Press Release, dated October 23, 2019.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1	Equity and Asset Purchase Agreement, dated as of August 27, 2019, by and between Sears Hometown Outlet Stores, Inc., Franchise Group Newco S, LLC and solely for purposes of Section 10.17 thereto, Franchise Group, Inc. (f/k/a Liberty Tax, Inc.) (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on August 28, 2019).
10.1	Credit Agreement, dated as of October 23, 2019, by and among Franchise Group Intermediate S, LLC, Franchise Group Newco S, LLC, each of its subsidiaries named therein, Franchise Group Intermediate Holdco, LLC, Franchise Group New Holdco, LLC, Franchise Group Intermediate L, LLC, the lenders named therein and Guggenheim Credit Services, LLC, as administrative agent and collateral agent.
10.2	Security Agreement, dated as of October 23, 2019, by and among Franchise Group Intermediate S, LLC, Franchise Group Newco S, LLC, each of its subsidiaries named therein and Guggenheim Credit Services, LLC.
10.3	Parent Guaranty and Collateral Agreement, dated as of October 23, 2019, among Franchise Group Intermediate Holdco, LLC, Franchise Group New Holdco, LLC, Franchise Group Intermediate L, LLC and Guggenheim Credit Services, LLC.
10.4	Subscription Agreement, dated as of October 23, 2019, by and between Franchise Group, Inc. and Stefac LP.
10.5	Subscription Agreement, dated as of October 23, 2019, by and between Franchise Group, Inc. and B. Riley FBR, Inc.
10.6	Subscription Agreement, dated as of October 23, 2019, by and between Franchise Group, Inc. and Brian R. Kahn and Lauren Kahn, as tenants by the entirety.
10.7	Amendment No. 2 to Registration Rights Agreement, dated as of October 23, 2019, by and among Franchise Group, Inc., Tributum, L.P., Samjor Family LP, Vintage RTO, L.P., Vintage Capital Management, LLC and Vintage Tributum, LP.
99.1	Press Release, dated October 23, 2019.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

	By:	/s/ Michael S. Piper
Michael S. Piper
Vice President and Chief Financial Officer

Dated: October 23, 2019